Exhibit 10.36

AMENDMENT NO. 3 TO AMENDED AND RESTATED

FEE AND REIMBURSEMENT AGREEMENT

This Amendment No. 3 to Amended and Restated Fee and Reimbursement Agreement (“Amendment”) is entered into as of November [—], 2014 by Freshpet, Inc., a Delaware corporation (formerly known as Professor Connor’s, Inc.) (the “Company”) and each of the other parties hereto. Capitalized terms used in this Amendment without separate definition shall have the respective meanings assigned to them in the Amended and Restated Fee and Reimbursement Agreement dated as of April 15, 2013 (the “Amended Fee Agreement”), by and among the Company and the Guarantors.

R E C I T A L S

A. WHEREAS, the Company has undertaken to sell shares of its common stock, par value $0.001 per share, in an initial public offering (the “IPO”) and the Company intends to use a portion of the proceeds of the IPO, along with a portion of the amounts available to it under certain credit facilities that it intends to enter into in connection with the IPO, to repay all amounts outstanding under the Credit Agreement.

B. WHEREAS, the Company intends to satisfy its obligation to issue each Guarantor the Guarantor Fee Preferred Stock in connection with the consummation of the IPO in full satisfaction of the Company’s obligations under paragraph 2 of the Amended Fee Agreement and the parties hereto now desire to further amend the Amended Fee Agreement to reflect this intent.

NOW, THEREFORE, in consideration of the foregoing and the following covenants and agreements the parties hereby agree as follows:

1. Amendment to paragraph 2. The third sentence of Paragraph 2 to the Amended Fee Agreement is hereby deleted in its entirety and replaced with the following:

“The issuance of the Guarantee Fee Preferred Stock shall be contingent such that it will become due and payable immediately prior to completion of the IPO or upon a Change of Control and only if all principal and interest under the Credit Agreement has been repaid prior to consummation thereof or is repaid in connection therewith.

2. Effect of Amendment. The parties hereto agree that except as otherwise set forth herein, all terms of the Amended Fee Agreement shall remain in full force and effect. In the event of any inconsistency or conflict between the Amended Fee Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

3. Entire Agreement. This Amendment and the Amended Fee Agreement, including the Exhibits, Schedules and other documents referred to therein which form a part thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. From and after the execution of a counterpart hereof by the parties hereto, any reference to the Amended Fee Agreement shall be deemed to be a reference to the Amended Fee Agreement as amended hereby.

4. Governing Law. The interpretation and construction of this Amendment and all matters relating hereto, shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York, without giving effect to any conflict of law provisions thereof.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one instrument. Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 3 to Amended and Restated Fee and Reimbursement Agreement as of the date first written above.

FRESHPET, INC.

By:
Name:	Richard Kassar
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MIDOCEAN PARTNERS III, L.P.

By:	MidOcean Associates,
for and on behalf of its Segregated Portfolio,
MidOcean Partners Segregated Portfolio III

By:
Name:
Title:

MIDOCEAN PARTNERS III-A, L.P.

By:	MidOcean Associates,
for and on behalf of its Segregated Portfolio,
MidOcean Partners Segregated Portfolio III

By:
Name:
Title:

MIDOCEAN PARTNERS III-D, L.P.

By:	MidOcean Associates,
for and on behalf of its Segregated Portfolio,
MidOcean Partners Segregated Portfolio III

By:
Name:
Title:

Address:

320 Park Avenue, 16th Floor
New York, NY 10022
Attn: Jonathan Marlow

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RICHARD THOMPSON

Address:

288 Halsey Neck Lane
Southampton, NY 11968

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RICHARD KASSAR

Address:

200 East End Avenue, Apt. 4F
New York, NY 10128

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

Acknowledged and agreed to by:

FRESHPET INVESTORS, LLC

By:
Name:	Charles Norris
Title:	Managing Member

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]